UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 4, 2008

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1808 North Shoreline Boulevard

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2008, the Board of Directors (“Board”) of SumTotal Systems, Inc. (the “Company”) appointed Arun Chandra, the Company’s Chief Executive Officer, to serve as a director of the Company. Mr. Chandra will not serve on any committees of the Board. Mr. Chandra’s terms of employment and Offer Letter in connection with his appointment as Chief Executive Officer were filed with the Company’s Current Report of Form 8-K filed on October 20, 2008, and are incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

On December 4, 2008, the Company’s Board adopted resolutions amending and restating the Bylaws of the Company, effective immediately. In addition to various technical and clarifying corrections, the following is a summary of the changes effected by the Amended and Restated Bylaws:

1) Section 5(b) was amended (i) to require that a stockholder be a holder of record at the time of notice and also entitled to vote at the meeting in order to bring business at an annual stockholder meeting and that such business must otherwise be a proper subject of stockholder action; (ii) with respect to the time period for a stockholder’s notice to be timely if the Company did not have an annual meeting the previous year or has changed its meeting by more than 30 days from the date contemplated at the time of the previous year’s proxy statement; and (iii) to require a stockholder to disclose in its notice to the Company relevant information with respect to persons or entities affiliated with the stockholder and any arrangements between such affiliates and the stockholder and additional information about the stockholder’s and its affiliates stock ownership, including hedging and derivative positions.

2) Section 5(c) was amended so that nominations for election to the Board made by a stockholder at a meeting of stockholders must be made at a meeting at which directors are to be elected and that such notice shall include additional information about the nominee’s stock ownership, including hedging and derivative positions.

3) Section 5(e) was added to clarify that section 5 of the Company’s Bylaws is applicable to stockholder proposals not made pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and are not intended to be included in the Company’s proxy statement.

4) Section 12 was amended with respect to making the list of stockholders available electronically at a meeting of stockholders.

5) Section 15 was amended with respect to the duties of the inspector of elections at a meeting of stockholders.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified by reference to the complete text of the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.2 and which is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.2	Amended and Restated Bylaws

99.1	Offer Letter, dated October 15, 2008 between the Company and Arun Chandra (incorporated by reference from the Current Report on Form 8-K filed on October 20, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SumTotal Systems, Inc.

By:	/s/ Neil Laird
Neil Laird Chief Financial Officer

Date: December 9, 2008

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws

99.1	Offer Letter, dated October 15, 2008 between the Company and Arun Chandra (incorporated by reference from the Current Report on Form 8-K filed on October 20, 2008).